
                                  CINERGY CORP.
                       CONSOLIDATING STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                (dollars in thousands, except per share amounts)
                                                                                       Consolidated      Consolidated
                                                                      Cinergy       The Cincinnati Gas    PSI Energy,
                                                      Cinergy Corp. Services, Inc. & Electric Company 1/    Inc. 1/
                                                     ---------------------------------------------------------------

OPERATING REVENUES
  Electric
    Non-affiliated companies                                 $ -           $ -          $2,378,431        $2,361,229
    Affiliated companies                                       -       412,409              74,261            41,809
  Gas
    Non-affiliated companies                                   -             -             401,893                 -
    Affiliated companies                                       -             -               1,538                 -
  Other                                                        -             -                   -                 -
                                                      -----------  ------------  ------------------     -------------
                                                               -       412,409           2,856,123         2,403,038

OPERATING EXPENSES
  Fuel used in electric production                             -             -             338,639           381,363
  Purchased and exchanged power
    Non-affiliated companies                                   -             -           1,029,601         1,094,061
    Affiliated companies                                       -             -              38,896            72,087
  Gas purchased                                                -             -             199,683                 -
  Other operation and maintenance                          6,980       397,249             392,841           509,138
  Depreciation and amortization                                -         3,131             191,109           130,604
  Taxes other than income taxes                              445        11,869             217,691            54,541
                                                      -----------  ------------  ------------------     -------------
                                                           7,425       412,249           2,408,460         2,241,794

OPERATING INCOME (LOSS)                                   (7,425)          160             447,663           161,244

EQUITY IN EARNINGS OF CONSOLIDATED SUBSIDIARIES          298,660             -                   -                 -
EQUITY IN EARNINGS OF UNCONSOLIDATED SUBSIDIARIES         (2,913)            -                   -                 -
OTHER INCOME AND (EXPENSE) - NET                          (8,122)          424              (1,291)            3,300

INTEREST                                                  37,919           919             102,238            89,359

                                                      -----------  ------------  ------------------     -------------
INCOME (LOSS) BEFORE TAXES                                242,281          (335)            344,134            75,185

INCOME TAXES                                             (18,687)         (335)            128,322            23,147

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES                -             -                   -                 -
                                                      -----------  ------------  ------------------     -------------


NET INCOME (LOSS)                                       $260,968            $-            $215,812           $52,038

PREFERRED DIVIDEND REQUIREMENT                                 -             -                 858             5,659
                                                      -----------  ------------  ------------------     -------------
INCOME APPLICABLE TO COMMON STOCK                       $260,968            $-            $214,954           $46,379

AVERAGE COMMON SHARES OUTSTANDING

EARNINGS PER COMMON SHARE

EARNINGS PER COMMON SHARE - ASSUMING DILUTION

DIVIDENDS DECLARED PER COMMON SHARE


1/     See accompanying consolidating statement of income (loss).




                                  CINERGY CORP.
                 CONSOLIDATING STATEMENTS OF INCOME (C0NTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                (dollars in thousands, except per share amounts)
                                                          Consolidated            Consolidated
                                                             Cinergy                Cinergy                         Consolidated
                                                        Investments, Inc. 1/  Global Resources, Inc.  Eliminations  Cinergy Corp.
                                                        -------------------------------------------------------------------------

OPERATING REVENUES
  Electric
    Non-affiliated companies                                     $ -                  $7,575              $ -         $4,747,235
    Affiliated companies                                           -                       -         (528,479)                 -
  Gas
    Non-affiliated companies                                 658,771                       -                -          1,060,664
    Affiliated companies                                           -                       -           (1,538)                 -
  Other                                                       67,236                   1,159                -             68,395
                                                         -----------     -------------------       ----------        -----------
                                                             726,007                   8,734         (530,017)         5,876,294

OPERATING EXPENSES
  Fuel used in electric production                                 -                   2,659                -            722,661
  Purchased and exchanged power
    Non-affiliated companies                                       -                       -                -          2,123,662
    Affiliated companies                                           -                       -         (110,983)                 -
  Gas purchased                                              657,287                       -               40            857,010
  Other operation and maintenance                             88,765                  16,010         (404,601)         1,006,382
  Depreciation and amortization                                2,308                   1,494           (3,131)           325,515
  Taxes other than income taxes                                1,155                      72          (11,138)           274,635
                                                     ---------------     -------------------       ----------        -----------
                                                             749,515                  20,235         (529,813)         5,309,865

OPERATING INCOME (LOSS)                                      (23,508)                (11,501)            (204)           566,429

EQUITY IN EARNINGS OF CONSOLIDATED SUBSIDIARIES                    -                       -         (298,660)                 -
EQUITY IN EARNINGS OF UNCONSOLIDATED SUBSIDIARIES             (4,122)                 55,606            2,913             51,484

OTHER INCOME AND (EXPENSE) - NET                               2,173                  22,797           (8,935)            10,346

INTEREST                                                       1,960                  20,667           (9,475)           243,587

                                                     ----------------     -------------------       ----------       -----------
INCOME BEFORE TAXES                                          (27,417)                 46,235         (295,411)           384,672

INCOME TAXES                                                 (12,053)                 (3,543)             336            117,187

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES                    -                       -            6,517              6,517
                                                     ----------------     -------------------       ----------       -----------


NET INCOME (LOSS)                                           ($15,364)                $49,778        ($302,264)          $260,968

PREFERRED DIVIDEND REQUIREMENT                                     -                       -           (6,517)                 -
                                                    ----------------     -------------------       ----------        -----------
INCOME APPLICABLE TO COMMON STOCK                           ($15,364)                $49,778        ($295,747)          $260,968


AVERAGE COMMON SHARES OUTSTANDING                                                                                        158,238


EARNINGS PER COMMON SHARE                                                                                                  $1.65

EARNINGS PER COMMON SHARE - ASSUMING DILUTION                                                                              $1.65

DIVIDENDS DECLARED PER COMMON SHARE                                                                                        $1.80


1/     See accompanying consolidating statement of income (loss).



                                                                        CINERGY CORP.
                                                                 CONSOLIDATING BALANCE SHEET
                                                                      DECEMBER 31, 1998

                                                                   (dollars in thousands)

                                                                                       Consolidated
                                                     Cinergy         Cinergy        The Cincinnati Gas
                                                      Corp.       Services, Inc.   & Electric Company 1/
                                                   -----------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and temporary cash investments                  $ 10,971            $ 38                $ 26,989
  Restricted deposits                                         -               -                   1,173
  Notes receivable                                            -              (9)                      -
  Notes receivable from affiliated companies              3,870          14,767                  84,358
  Accounts receivable - net                                 899             131                 205,060
  Accounts receivable from affiliated companies           2,086          29,344                  22,635
  Materials, supplies, and fuel - at average cost             -               -                 115,294
  Prepayments and other                                   2,042              50                  40,158
  Energy risk management assets                               -               -                 484,500
                                                   -------------  --------------   ---------------------
                                                         19,868          44,321                 980,167

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                                  -               -               4,806,958
    Gas                                                       -               -                 786,188
    Common                                                    -               -                 186,364
                                                   -------------  --------------   ---------------------
                                                              -               -               5,779,510
  Accumulated depreciation                                    -               -               2,147,298
                                                   -------------  --------------   ---------------------
                                                              -               -               3,632,212
  Construction work in progress                               -               -                 119,993
                                                   -------------  --------------   ---------------------
         Total utility plant                                  -               -               3,752,205

OTHER ASSETS
  Regulatory assets                                           -               -                 627,035
  Investments in consolidated subsidiaries            3,231,965               -                       -
  Investments in unconsolidated subsidiaries             (6,853)              -                       -
  Other                                                  43,221          43,695                 100,061
                                                   -------------  --------------   ---------------------
                                                      3,268,333          43,695                 727,096

                                                    $ 3,288,201        $ 88,016             $ 5,459,468

1/ See accompanying consolidating balance sheets.



                                                                            CINERGY CORP.
                                                                CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                           DECEMBER 31, 1998

                                                                        (dollars in thousands)
                                                                    Consolidated     Consolidated
                                                     Consolidated      Cinergy          Cinergy
                                                      PSI Energy,   Investments,   Global Resources                  Consolidated
                                                         Inc.         Inc. 1/          Inc. 1/        Eliminations   Cinergy Corp.
                                                   -------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and temporary cash investments                  $ 18,788      $ 27,952           $ 15,416             $ -       $100,154
  Restricted deposits                                     2,414             -                  -               -          3,587
  Notes receivable                                           73             -                  -               -             64
  Notes receivable from affiliated companies             17,024             -                  -        (120,019)             -
  Accounts receivable - net                             225,449       126,381             21,911             474        580,305
  Accounts receivable from affiliated companies             384         7,231             45,394        (107,074)             -
  Materials, supplies, and fuel - at average cost        80,445         4,156              3,413            (561)       202,747
  Prepayments and other                                  31,461         1,270               (132)              -         74,849
  Energy risk management assets                         484,500             -                  -               -        969,000
                                                  -------------- -------------  -----------------  --------------    -----------
                                                        860,538       166,990             86,002        (227,180)     1,930,706

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                          4,415,303             -                  -               -      9,222,261
    Gas                                                       -             -                  -               -        786,188
    Common                                                    -             -                  -               -        186,364
                                                  -------------- -------------  -----------------  --------------    ----------
                                                      4,415,303             -                  -               -     10,194,813
  Accumulated depreciation                            1,892,949             -                  -               -      4,040,247
                                                  -------------- -------------  -----------------  --------------    ----------
                                                      2,522,354             -                  -               -      6,154,566
  Construction work in progress                          69,891             -                  -              (1)       189,883
                                                  -------------- -------------  -----------------  --------------    ----------
         Total utility plant                          2,592,245             -                  -              (1)      6,344,449

OTHER ASSETS
  Regulatory assets                                     343,731             -                  -               1        970,767
  Investments in consolidated subsidiaries                    -             -                  -      (3,231,965)             -
  Investments in unconsolidated subsidiaries                  -         8,524            565,877           6,853        574,401
  Other                                                  93,012        58,673            144,245          (4,435)       478,472
                                                  -------------- -------------  -----------------  --------------    ----------
                                                        436,743        67,197            710,122      (3,229,546)     2,023,640

                                                    $ 3,889,526     $ 234,187          $ 796,124    $ (3,456,727)   $10,298,795

1/ See accompanying consolidating balance sheets.


                                                                            CINERGY CORP.
                                                                     CONSOLIDATING BALANCE SHEET
                                                                          DECEMBER 31, 1998

                                                                        (dollars in thousands)


                                                                                    Consolidated        Consolidated
                                                                   Cinergy       The Cincinnati Gas      PSI Energy,
                                                  Cinergy Corp. Services, Inc.   & Electric Company 1/     Inc. 1/
                                                  ------------- --------------   --------------------   --------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                     $ 8,061       $ 30,801              $ 282,743        $ 217,959
  Accounts payable to affiliated companies              16,244              -                 13,166           30,145
  Accrued taxes                                         16,536          2,577                151,455           58,901
  Accrued interest                                       1,300              -                 20,571           28,335
  Notes payable and other short-term obligations       505,000              -                189,283          173,162
  Notes payable to affiliated companies                      -             53                 17,020          102,946
  Long-term debt due within one year                         -              -                130,000            6,000
  Energy risk management liabilities                         -              -                558,573          558,573
  Other                                                      -              -                 26,422            2,227
                                                  ------------- --------------   --------------------   --------------
                                                       547,141         33,431              1,389,233        1,178,248

NON-CURRENT LIABILITIES
  Long-term debt                                       199,913              -              1,219,778        1,025,659
  Deferred income taxes                                   (308)       (27,312)               771,145          364,049
  Unamortized investment tax credits                         -              -                110,801           45,956
  Accrued pension and other postretirement
    benefit costs                                            -          8,424                146,361          112,387
  Other                                                    224         72,735                134,990          115,656
                                                  ------------- --------------   --------------------   --------------
                                                       199,829         53,847              2,383,075        1,663,707

         Total Liabilities                             746,970         87,278              3,772,308        2,841,955

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
  Not subject to mandatory redemption                        -              -                 20,717           71,923

COMMON STOCK EQUITY
  Common stock                                           1,587              -                      -                -
  Common stock of subsidiaries                               -              -                762,136              539
  Paid-in capital                                    1,595,237              -                553,926          410,739
  Retained earnings (deficit)                          945,214          1,532                351,505          564,865
  Accumulated other comprehensive income (loss)           (807)          (794)                (1,124)            (495)
                                                  ------------- --------------   --------------------   --------------
          Total common stock equity                  2,541,231            738              1,666,443          975,648

                                                   $ 3,288,201       $ 88,016            $ 5,459,468      $ 3,889,526



                                                                         CINERGY CORP.
                                                             CONSOLIDATING BALANCE SHEET (CONTINUED)
                                                                       DECEMBER 31, 1998

                                                                    (dollars in thousands)
                                                         Consolidated     Consolidated
                                                            Cinergy          Cinergy
                                                          Investments,   Global Resources                 Consolidated
                                                            Inc. 1/          Inc. 1/       Eliminations   Cinergy Corp.
                                                         -------------  ----------------- -------------  --------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                         $ 107,580           $ 20,862          $ 854       $668,860
  Accounts payable to affiliated companies                    45,334              2,749       (107,638)             -
  Accrued taxes                                               (3,954)             2,832              -        228,347
  Accrued interest                                                 -              1,473              -         51,679
  Notes payable and other short-term obligations                   -             36,255              -        903,700
  Notes payable to affiliated companies                            -                  -       (120,019)             -
  Long-term debt due within one year                               -                  -              -        136,000
  Energy risk management liabilities                               -                  -              -      1,117,146
  Other                                                            -             64,727              -         93,376
                                                        -------------  ----------------- --------------   ------------
                                                             148,960            128,898       (226,803)     3,199,108

NON-CURRENT LIABILITIES
  Long-term debt                                                   -            159,117              -      2,604,467
  Deferred income taxes                                       (1,812)           (14,192)          (495)     1,091,075
  Unamortized investment tax credits                               -                  -              -        156,757
  Accrued pension and other postretirement
    benefit costs                                                500                  -         47,475        315,147
  Other                                                        8,403             13,837        (47,475)       298,370
                                                        -------------  ----------------- --------------   ------------
                                                               7,091            158,762           (495)     4,465,816

         Total Liabilities                                   156,051            287,660       (227,298)     7,664,924

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
  Not subject to mandatory redemption                              -                  -              -         92,640

COMMON STOCK EQUITY
  Common stock                                                     -                  -              -          1,587
  Common stock of subsidiaries                                     -                  -       (762,675)             -
  Paid-in capital                                            623,840            499,221     (2,087,726)     1,595,237
  Retained earnings (deficit)                               (545,675)             7,171       (379,398)       945,214
  Accumulated other comprehensive income                         (29)             2,072            370           (807)
                                                        -------------  ----------------- --------------   ------------
          Total common stock equity                           78,136            508,464     (3,229,429)     2,541,231

                                                           $ 234,187          $ 796,124   $ (3,456,727)   $10,298,795



                                  CINERGY CORP.
            CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY


                             (dollars in thousands)

                                                                        Consolidated         Consolidated
                                                         Cinergy       The Cincinnati Gas        PSI
                                      Cinergy Corp.   Services, Inc.  & Electric Company 1/  Energy, Inc.
                                  -----------------------------------------------------------------------------


BALANCE AT DECEMBER 31, 1997          2,539,200             $ -            $ 1,610,588      $ 1,037,660
Comprehensive income
   Net income (loss)                    260,968               -                215,812           52,038
   Other comprehensive income (loss)
       Foreign currency translation
         adjustment                       2,160               -                      -                -
       Minimum pension liability
         adjustment                        (106)           (794)                  (374)           1,091
Comprehensive income (loss) total       263,022            (794)               215,438           53,129
Issuance of common stock - net           30,235               -                      -                -
Treasury shares purchased               (15,429)              -                      -                -
Treasury shares reissued                  7,328               -                      -                -
Dividends on preferred stock                  -               -                   (859)          (6,187)
Dividends on common stock              (284,703)              -               (178,000)        (106,800)
Non-cash dividend on common stock             -               -                      -          (11,999)
Contributions from parent company             -               -                      -                -
Contribution from parent company for
   reallocation of taxes                      -               -                 19,253            9,823
Other                                     1,578           1,532                     23               22

BALANCE AT DECEMBER 31, 1998        $ 2,541,231           $ 738            $ 1,666,443        $ 975,648





                                  CINERGY CORP.
      CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY (CONTINUED)


                             (dollars in thousands)

                                     Consolidated           Consolidated
                                       Cinergy             Cinergy Global                    Consolidated
                                  Investments, Inc. 1/   Resources, Inc. 1/   Eliminations   Cinergy Corp.
                                  ------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1997          $412,586                     $-         $(3,060,834)    $2,539,200
Comprehensive income
  Net income (loss)                    (15,364)                49,778            (302,264)       260,968
  Other comprehensive income (loss)
    Foreign currency translation
      adjustment                           262                  2,072              (2,334)         2,160
    Minimum pension liability
      adjustment                           (29)                     -                 106           (106)
Comprehensive income (loss) total      (15,131)                51,850            (304,492)       263,022
Issuance of common stock - net               -                      -                   -         30,235
Treasury shares purchased                    -                      -                   -        (15,429)
Treasury shares reissued                     -                      -                   -          7,328
Dividends on preferred stock                 -                      -               7,046              -
Dividends on common stock             (461,405)               (42,607)            788,812       (284,703)
Non-cash divident on common stock            -                      -              11,999              -
Contributions from parent company      142,416                497,130           (639,546)              -
Contribution from parent company for
  reallocation of taxes                   (330)                 2,091             (30,837)             -
Other                                        -                      -              (1,577)         1,578

BALANCE AT DECEMBER 31, 1998           $78,136               $508,464         $(3,229,429)    $2,541,231



1/ See accompanying consolidating statements of changes in common stock equity.

2/ Par values, authorized shares, outstanding shares, and issued shares are as follows:

                                                   Par Value      Authorized shares  Outstanding shares  Issued shares
                                                                                 (in thousands)
                                    Cinergy          $0.01             600,000            158,665             920 4/
                                       CG&E          $8.50             120,000             89,663               -
                                        PSI    $0.01 stated value       60,000             53,914               -
                                   Services          $0.05                   - 3/               - 3/            -
                                Investments          $0.01                   - 3/               - 3/            -
                           Global Resources          none                    - 3/               - 3/            - 3/

3/ Services and Investments each have authority to issue 100 shares of common stock. At December 31, 1998, Services and Investments had 50 shares and 100 shares, respectively, outstanding. Global Resources has authority to issue 500 shares of no par value common stock. During 1998, Global Resources issued 100 shares to Cinergy Corp. and at December 31, 1998 had 100 shares outstanding.

4/   Shares issued during 1998.



                                  CINERGY CORP.
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                 (in thousands)

                                                                                    Consolidated      Consolidated
                                                        Cinergy       Cinergy     The Cincinnati Gas & PSI Energy,
                                                         Corp.     Services, Inc. Electric Company 1/     Inc.
                                                      ------------ -------------- ------------------  -------------

Operating Activities
   Net income                                           $ 260,968            $ -          $ 215,812      $ 52,038
   Items providing or (using) cash currently:
     Depreciation and amortization                              -          3,131            191,109       130,604
     Wabash Valley Power Association settlement                 -              -                  -        80,000
     Deferred income taxes and investment tax credits - net    24         (7,878)           (27,045)      (57,130)
     Unrealized loss from energy risk management activities     -              -             73,000        62,000
     Equity in earnings of consolidated subsidiaries     (298,660)             -                  -             -
     Equity in earnings of unconsolidated subsidiaries      2,913              -                  -             -
     Allowance for equity funds used during construction        -              -             (1,647)          (21)
     Regulatory assets - net                                    -              -              4,606        42,250
     Changes in current assets and current liabilities
        Restricted deposits                                     -              -                  -        (1,268)
        Accounts and notes receivable                      74,628        (24,921)           (55,788)      (16,850)
        Materials, supplies, and fuel                           -            561             (7,327)      (25,256)
        Accounts payable                                    8,307         12,980             35,550        (7,086)
        Accrued taxes and interest                         32,745          1,345             (2,533)       (3,437)
        Other current assets and liabilities                 (502)           (50)            (5,359)      (20,856)
     Other items - net                                     84,729         52,779             40,782        21,900
                                                      ------------ -------------- ------------------ -------------
        Net cash provided by (used in)
          operating activities                            165,152         37,947            461,160       256,888

Financing Activities
   Change in short-term debt                              (95,428)       (20,897)           (94,950)       69,073
   Issuance of long-term debt                             205,976              -            243,186       200,228
   Redemption of long-term debt                                 -              -           (220,409)     (164,111)
   Retirement of preferred stock of subsidiaries                -              -                (52)      (85,247)
   Issuance of common stock                                 3,724              -                  -             -
   Dividends on common stock                             (283,884)             -           (178,000)     (106,800)
   Dividends on preferred stock                                 -              -               (859)       (6,187)
                                                      ------------ -------------- ------------------ -------------

        Net cash provided by (used in)
          financing activities                           (169,612)       (20,897)          (251,084)      (93,044)

Investing Activities
   Construction expenditures (less allowance
     for equity funds used during construction)                 -        (17,012)          (185,436)     (163,225)
   Acquisition of businesses - net of cash acquired             -              -                  -             -
   Investments in unconsolidated subsidiaries               3,940              -                  -             -
                                                      ------------ -------------- ------------------ -------------
        Net cash provided by (used in)
          investing activities                              3,940        (17,012)          (185,436)     (163,225)

Net increase (decrease) in cash and
   temporary cash investments                                (520)            38             24,640           619

Cash and temporary cash investments at
   beginning of period                                     11,491              -              2,349        18,169
                                                      ------------ -------------- ------------------ -------------

Cash and temporary cash investments at
   end of period                                         $ 10,971           $ 38           $ 26,989      $ 18,788


1/   See accompanying consolidating statements of cash flows.


                                  CINERGY CORP.
                 CONSOLIDATING STATEMENT OF CASH FLOWS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                 (in thousands)

                                                                 Consolidated        Consolidated
                                                                   Cinergy           Cinergy Global                   Consolidated
                                                             Investments, Inc. 1/  Resources, Inc. 1/  Eliminations   Cinergy Corp.
                                                            ---------------------  ------------------  -------------  -------------

Operating Activities
   Net income                                                    $ (15,364)            $ 49,778        $ (302,264)      $ 260,968
   Items providing or (using) cash currently:
     Depreciation and amortization                                   2,308                1,494            (3,131)        325,515
     Wabash Valley Power Association settlement                       -                    -                 -             80,000
     Deferred income taxes and investment tax credits - net           (477)             (15,329)             -           (107,835)
     Unrealized loss from energy risk management activities           -                    -                 -            135,000
     Equity in earnings of consolidated subsidiaries                  -                    -              298,660            -
     Equity in earnings of unconsolidated subsidiaries               4,122              (49,496)           (2,913)        (45,374)
     Allowance for equity funds used during construction              -                    -                 -             (1,668)
     Regulatory assets - net                                          -                    -                 -             46,856
     Changes in current assets and current liabilities
        Restricted deposits                                           -                    -                 -             (1,268)
        Accounts and notes receivable                              (26,394)             (29,871)           33,385         (45,811)
        Materials, supplies, and fuel                               (1,071)                (391)             -            (33,484)
        Accounts payable                                           (21,810)             (19,648)           36,242          44,535
        Accrued taxes and interest                                  (1,337)              19,594                (6)         46,371
        Other current assets and liabilities                          (904)              18,176              -             (9,495)
     Other items - net                                              95,006               54,607          (320,105)         29,698
                                                         ------------------    -----------------     -------------  --------------
        Net cash provided by (used in)
          operating activities                                      34,079               28,914          (260,132)        724,008

Financing Activities
   Change in short-term debt                                          -                 (32,830)          (70,381)       (245,413)
   Issuance of long-term debt                                         -                 136,164              -            785,554
   Redemption of long-term debt                                       -                    -                 -           (384,520)
   Retirement of preferred stock of subsidiaries                      -                    -                 -            (85,299)
   Issuance of common stock                                           -                    -                 -              3,724
   Dividends on common stock                                          -                 (42,607)          327,407        (283,884)
   Dividends on preferred stock                                       -                    -                7,046            -
                                                         ------------------    -----------------     -------------  --------------

        Net cash provided by (used in)
          financing activities                                        -                  60,727           264,072        (209,838)

Investing Activities
   Construction expenditures (less allowance
     for equity funds used during construction)                     (2,936)                -                 -           (368,609)
   Acquisition of businesses - net of cash acquired                 (9,431)             (53,981)             -            (63,412)
   Investments in unconsolidated subsidiaries                       (3,020)             (32,285)           (3,940)        (35,305)
                                                         ------------------    -----------------     -------------  --------------
        Net cash provided by (used in)
          investing activities                                     (15,387)             (86,266)           (3,940)       (467,326)

Net increase (decrease) in cash and
   temporary cash investments                                       18,692                3,375              -             46,844

Cash and temporary cash investments at
   beginning of period                                               9,260               12,041              -             53,310
                                                         ------------------    -----------------     -------------  --------------

Cash and temporary cash investments at
   end of period                                                  $ 27,952             $ 15,416            $ -          $ 100,154


1/   See accompanying consolidating statements of cash flows.